                                                                   Exhibit 23.25



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Xippix, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Chicago, Illinois
June 29, 2000